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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 8, 2000
                                                   ----------------



                               NOBLE ONIE, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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          Nevada                                 0-26141                        88-0350154
          ------                         -----------------------                ----------
(State or other jurisdiction             (Commission File Number)               (IRS Employer
of incorporation)                                                               Identification No.)
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          18952 MACARTHUR AVENUE, SUITE 315,  IRVINE, CALIFORNIA 92612
       ---------------------------------------------------------------
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

Registrant's telephone number, including area code: (949) 261-2101
                                                    --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 1.  Changes in Control of Registrant.

         (a) Pursuant to a Securities Purchase Agreement and Plan of Reorganization dated February 4, 2000 ("Reorganization Agreement") by and among the Registrant and the shareholders of The National Capital Companies, Inc. ("National Capital"), an Oklahoma corporation ("National Capital Shareholders"), on February 7, 2000 the Registrant consummated a share for share exchange (the "Reorganization") which resulted in a change of control of the Registrant. Pursuant to the Reorganization Agreement, the Registrant issued 4,000,000 shares of its common stock to the National Capital Shareholders in exchange for all of the outstanding capital shares of National Capital. At the completion of the Reorganization, the Registrant had approximately 6,500,000 shares of its common stock outstanding, approximately 61.5% of which were held by the former National Capital Shareholders. Upon the completion of the Reorganization, Darrell T. Uselton, Joseph Cerbone, William Cantrell, Andrew Sensenig and Jason D. Huntley were appointed as directors of the Registrant.

         (b) The following table sets forth certain information regarding the beneficial ownership of the shares of common stock of the Registrant as of February 18, 2000 by (1) each person known by the Company to be the beneficial owner of more than five percent (5%) of the common stock, (2) each of the Company's directors and executive officers and (3) all directors and executive officers as a group.


          Name and Address(1)                      Number             Percent
-------------------------------------         -----------------   --------------
Darrell T. Uselton                                2,030,466             31.2%
Joseph A. Cerbone                                   353,522              5.4%
Theresa M. Landers                                   46,790               (2)
William Cantrell                                      8,318               (2)
Andrew Sensenig                                     176,761              2.7%
Jason D. Huntley                                     93,580              1.4%
All officers and directors as a group             2,709,437             41.7%
____________________
(1) Address is 18952 MacArthur Avenue, Suite 315, Irvine, California 92612.
(2) Less than on percent.


Item 2.  Acquisition or Disposition of Assets.

        Not applicable.

Item 3.  Bankruptcy or Receivership.

        Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

        Not applicable.

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Item 5.  Other Events.

        Not applicable.

Item 6.  Resignations of Registrant's Directors.

        Not applicable.

Item 7.  Financial Statements and Exhibits.

        (a)  Financial Statements.
             --------------------

               Registrant intends to file the required financial statements by way of an amendment to this Form 8-K within 60 days of the date of filing of this Form.

        (b) Exhibits.
            --------

               2.1 Securities Purchase Agreement and Plan of Reorganization dated February 4, 2000 between the Registrant and the National Capital Shareholders.

Item 8.  Change in Fiscal Year.

        Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

        Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBLE ONIE, INC.
                                        (Registrant)

Date:  February 23, 2000                By:/s/ Darrell T. Uselton
                                        --------------------------------
                                           Darrell T. Uselton, President

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